Exhibit 10.1.2

FIRST AMENDMENT TO CONTRACT

THIS FIRST AMENDMENT TO CONTRACT (this “Amendment”) is made and entered into as of August 12, 2022 between Eagle IV Realty, LLC, a Delaware limited liability company (“Seller”), and Irwin Leitgeb Trust dated October 16, 1995 as amended and restated on December 10, 2012 (“Buyer”).

WHEREAS, Seller and Buyer have entered into that certain Contract dated July 15, 2022 (the “Contract”) with respect to certain real property and improvements commonly known as Eagle Lake Business Centre IV located at 11400 73rd Avenue North, Maple Grove (Hennepin County), Minnesota 55369 (as more specifically defined in the Contract).

WHEREAS, Seller and Buyer desire to amend the Contract as provided herein.

NOW THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         1.1(b)(ii) of the Contract shall be omitted in its entirety and the following inserted in lieu thereof:

(ii) THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($375,000.00) within one (1) business day after execution of the First Amendment to Contract, in escrow to Escrowee, to be disbursed as provided in this Contract.

(iii) The balance of the Purchase Price, after application of the Deposit (as defined in 1.3), at Closing in cash.

2.         In 1.3 of the Contract, the definition of the term "Closing" shall be omitted in its entirety and the following inserted in lieu thereof:

The word "Closing" shall mean the consummation of the transactions referred to in this Contract which shall occur upon the delivery of the deed described in 7.3(a), the delivery of the other documents described in 7 and the payment of the Purchase Price as provided 1.1(b) and shall occur on August 22, 2022 (the "Closing Date"). Time shall be of the essence with respect to the obligation of Buyer to purchase the Premises at Closing.

3.         In 1.3 of the Contract, the definition of the words “Decision Date" shall be changed to August 15, 2022.

4.         In 1.3 of the Contract, the definition of the term "Deposit" shall be omitted in its entirety and the following inserted in lieu thereof:

The term "Deposit" shall mean the sum of (i) the payment of $375,000.00 as provided in 1.1(b)(i), (ii) the payment of $375,000.00 as provided in 1.1.(b)(ii), and (iii) any income or interest earned on those sums as provided in 10.2.

5.         Subject to the fulfilment of Seller’s obligations set forth in the letter dated July 22, 2022 from Seller’s counsel to Buyer and Buyer’s counsel, Buyer hereby waives its rights under 2.4(a) and 2.4(b) of the Contract.

6.         Buyer hereby acknowledges that Seller has fulfilled 7.3(h) of the Contract.

7.         In the first sentence of 14 of the Contract, the phrase “the 135th day after the Closing” shall be omitted in its entirety and the date “December 30, 2022” shall be inserted in lieu thereof.

8.         Unless defined otherwise in this Amendment, the capitalized terms appearing herein shall have the same definitions as appear in the Contract.

9.         All of the terms and conditions of the Contract, except as herein expressly modified, shall remain unmodified and in full force and effect. As used herein and in the Contract, the term Contract shall mean the Contract as amended by this Amendment.

10.         This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Further, each party hereto may rely upon a PDF counterpart or an electronic signature of this Amendment or detached signature page therefrom that has been executed by the other party hereto as if the same were the executed original thereof, and the other party shall be bound thereby.

11.         The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

SELLER:	Eagle IV Realty LLC,
a Delaware limited liability company,
	By:	SB Partners Real Estate Corporation,
a New York corporation, its manager

By:
		Name:	Martin J. Cawley
		Title:	Vice President

BUYER:	Wells Fargo Bank, N.A., as agent for Irwin Leitgeb Trust dated October 16, 1995, as amended and restated on December 10. 2012

By:
	Name:	Adam Doud
	Title:	Senior Vice President

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